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                                                                   EXHIBIT 23.2

[PRICEWATERHOUSECOOPERS LOGO]


                                                  PRICEWATERHOUSECOOPERS LLP
                                                  CHARTERED ACCOUNTANTS
                                                  North American Centre
                                                  5700 Yonge Street, Suite 1900
                                                  North York, Ontario
                                                  Canada M2M 4K7
                                                  Telephone +1 416 218 1500
                                                  Facsimile +1 416 218 1499



CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in this Registration Statement on Amendment No.2 to Form S-1 of our report dated April 18, 2005 relating to the financial statements of Mayflower Vehicle Systems Truck Group, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Toronto, Canada
June 29, 2005